                                                                    EXHIBIT 99.2

                                Global Crossing
                            Frontier Communications




         Robert Annunziata                          Joseph Clayton
      Chief Executive Officer                  Chief Executive Officer



[GLOBAL CROSSING LOGO]                     [FRONTIER COMMUNICATIONS LOGO]

                                 The New Global Crossing

[GLOBAL CROSSING LOGO]

International Fiber Optic Network

--Connecting Continents
--European Terrestrial
--Japanese Terrestrial
--South American Terrestrial

plus

[FRONTIER COMMUNICATIONS LOGO]

--U.S. Fiber Optic Network
--Data and Internet
--Long Distance
--Local Connectivity

equals

World's Most Advanced Global IP-Based Fiber Network


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                                 The Transaction

 .       Stock-for-Stock Merger - Global Crossing Retains 2/3
 .       $62 per Frontier Share ($11.2 billion)
 .       Collar:  Exchange ratio adjusts to maintain $62 if Global Crossing stock is between $34.56 and $56.78
 .       Tax-free Reorganization
 .       Purchase Accounting is Expected


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                            A Powerful Combination

 .       Accelerates Global Strategy
 .       Expands Addressable Market
 .       High Growth Financial Profile
 .       Management Maximizing Asset Value
 .       Seamless Global Connectivity Addressing $450 billion Market


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                          Accelerates Global Strategy

[World map showing coverage of currently announced Global Crossing systems with "Growth" indicated for undeveloped areas of Europe and Asia.]


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                   Frontier National Network - Geographical

[United States map showing coverage of Frontier National Network.]

[Legend containing the following information:]

Base Network - 24 Fibers, 13,054 Network Miles
Southeast Build - 12 Fibers, 2,985 Network Miles
Northwest Network Swap (WTCI) - 1,660 Network Miles
Western Network Swap (Enron) - 1,896 Network Miles


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                             Pan European Crossing

 .       Ultra-high Capacity
 .       6,900 Route Miles
 .       387,000 Fiber Miles
 .       RFS Phase I - December 1999
 .       RFS Phase II - 2000
 .       Connect key European Cities to Global Crossing Network

[Map of Europe showing coverage of Pan European Crossing system and connections to Atlantic Crossing system.]


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                         Global Access Limited (Japan)

 .       Ultra-high capacity
 .       800 Route Miles Terrestrial
 .       Connect key Japanese cities to Global Crossing Network
 .       RFS in Q1 2000

[Map of Japan showing coverage of Global Access Limited system and connections to Pacific Crossing system.]


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                          Accelerates Global Strategy

 .       Global Bandwidth: U.S. Fiber Completes Core Network
 .       Sales Infrastructure: Service and Billing Platforms Enable New Revenue
        Sources
 .       Expertise: Data and Internet Assets Create New Global Products
 .       Customers: New Service Delivery to Carriers and End Users
 .       Connectivity: Local Assets Provide Core


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                        Forecasts of Internet Growth...

[Bar graphs showing the following information from 1997-2002:]

36% growth* in Internet users worldwide
75% growth* in Intranet market
103% growth* in electronic commerce


Source: International Data Corporation and Forrester Research, 1998; *growth based on compound annual growth rates


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                          Addressable Market Explodes

[GLOBAL CROSSING LOGO]

$4 billion

plus

[FRONTIER COMMUNICATIONS LOGO]

$100 billion

equals

NEW GLOBAL CROSSING

Global Bandwidth and Services
$450 million


Sources:  ITU, Tom Soja & Associates, Yankee Group and Company Estimates


[GLOBAL CROSSING LOGO]                          [FRONTIER COMMUNICATIONS LOGO]

                             Global Fiber Network*




                                         Global               Frontier           New Global
                                        Crossing           Communications         Crossing
                                       --------------------------------------------------------
Route Miles                               51,000                20,000             71,000
Fiber Miles                              740,000               348,000           1,088,000
Countries On Network                        18                    1                  19
Cities On Network                           39                   120                 159
Total Investment in Announced           $4.4 billion         $1.1 billion       $5.5 billion
     System


_____________________
* Based on Announced Networks


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

                           Global Data Capabilities


 .    Ultra-High Bandwidth to 159 Cities

     --US: 120
     --Europe: 24
     --Japan: 3
     --South America: 12

 .    Web Hosting and Internet Services

 .    IP, ATM and Frame Relay


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

                       Network Assets Leverage Bandwidth


 .    Coast-to-Coast OC-48 Optical IP Network
 .    National ATM and Frame Relay Network
 .    CLEC Operations in 32 States and Washington D.C.
 .    Switch-based CLEC in 36 Tier One Markets
 .    NOC's in Detroit and Cleveland
 .    Customer-Focused Call Centers
 .    Web-enabled Billing and Support Systems  [UCOMMAND LOGO]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                       Web Hosting and Internet Services

                             Frontier GlobalCenter

 .    9 Media Distribution Centers
 .    300 Top Internet Brands
 .    54 billion Hits per Month
 .    $75 M Revenue Runrate
 .    greater than 100% Growth Rate

[Drawing illustrating flow of digital distribution via Frontier GlobalCenter.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                         National Frame Relay Network

[Map of United States and related legend showing coverage of Frontier National Frame Relay Network.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                             National ATM Network

[Map of United States and related legend showing coverage of Frontier National ATM Network.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

                              National IP Network

[Map of United States and related legend showing coverage of Frontier National IP Network.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                                 Integrated Services

 .    U.S. Revenues = $1.9 billion
 .    Commercial  + Wholesale = 87%

[Pie chart containing the following information:]

Commercial -- 53%
Wholesale -- 34%
Consumer -- 13%

Source:  Frontier Estimates


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                           Premier Carrier Services

 .       World-class Back Office Capabilities
        -- Billing
        -- Provisioning
        -- Fraud Control

 .       World-wide Data/Internet Capabilities

 .       Competitive Cost Structure

 .       Early Market Entrance in Europe, Japan and South America


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                    Local Assets Provide Connectivity Core

 .    Local Access Lines
     --NY:  650,000
     --Total: 1,034,000
     --1998 EBITDA Margin: 52%

 .    CLEC Operations
     --200,000 Lines
     --50% Growth Rate
     --Operating in Markets Addressing 70% of U.S. Business Market

 .    Cellular Partnership with Bell Atlantic
     --2.1 million Proportionate POPs


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

                             Global Customer Base

[Logos of over 15 indicative customers of Global Crossing.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

                             Global Customer Base

[Logos of over 30 indicative customers of Frontier Communications.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                         Compelling Financial Profile


        Revenues                       Cash Flow                             Growth                            Value
        --------                       ----------                            ------                            -----
          New                           Adjusted                        Growth in Adjusted               Combined Enterprise
    Global Crossing                      EBITDA                               EBITDA                            Value
greater than $ 4 billion         greater than $ 1 billion                greater than 30%                   $30 billion



[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

                    Global Bandwidth Products Drive Growth

[Graph comparing expected growth in Adjusted EBITDA from 1998-2003 based upon LEC, Integrated Services and International Bandwidth segments.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                   Combination Offers Substantial Synergies


 .   Speed to Market for Global Bandwidth
 .   Increased Market Share Through Integrated Service Offering
 .   Avoided Cost of Infrastructure
 .   Avoided Costs for Off-Net Capacity


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                   Combination Offers Substantial Synergies

                        NPV Over 10 Years ($ Millions)


           U.S Backhaul                                      $509

           International Hand-off                            $126

           PAC Restoration                                    $71

           Back-office Infrastructure                         $46

           SG&A Savings                                      $129

           Interest Expense                                   $27

           Taxes                                             $208

           US Services Sales Force                           $112


           Total                                           $1,228


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                       Announced Projects Fully Financed

[World map showing coverage of currently announced Global Crossing systems (AC-1, PC-1, MAC, PAC, PEC and GAL).]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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

                      Capacity to Fund Future Initiatives

[World map showing coverage of currently announced Global Crossing systems (AC-1, PC-1, MAC, PAC, PEC and GAL), together with arrows indicating potential growth in undeveloped sections of Asia, Europe, Africa and North America.]


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

                            The New Global Crossing

[GLOBAL CROSSING LOGO]

World's Most
Advanced Global
IP-Based Fiber
Network

[FRONTIER COMMUNICATIONS LOGO]

 .   Accelerates Global Strategy
 .   Expands Addressable Market
 .   High Growth Financial Profile
 .   Management Maximizing Asset Value
 .   Seamless Global Connectivity Addressing $450 billion Market


[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

[GLOBAL CROSSING LOGO]                            [FRONTIER COMMUNICATIONS LOGO]

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